                                                                  Exhibit 10.(p)
                                                                  --------------

                       GREEN TREE FINANCIAL CORPORATION
               CHIEF EXECUTIVE CASH BONUS AND STOCK OPTION PLAN


     SECTION 1. Definitions. When the following terms are used herein with initial capital letters, they shall have the following meanings:

     Award.  Either an Option or a Performance Bonus granted under the Plan.

     Chief Executive Officer. Lawrence M. Coss or the individual serving in that capacity for the Company as of the first day of a Performance Period.

     Code. The Internal Revenue Code of 1986, as it may be amended from time to time, and any proposed, temporary or final Treasury Regulations promulgated thereunder.

     Committee. A committee of the Board of Directors of the Company designated by such Board to administer the Plan, which shall consist of members appointed from time-to-time by the Board of Directors and shall be comprised of not less than such number of directors as shall be required to permit the Plan to satisfy the requirements of Rule 16b-3. Each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3. In addition, to the extent required by Section 162(m) of the Code, all members of the Committee shall be "outside directors" within the meaning of Section 162(m) of the Code.

     Company.  GREEN TREE FINANCIAL CORPORATION is a Delaware corporation.

     Net Income. With respect to each Performance Period, the Company's net income, prior to any reduction for amounts paid pursuant hereto but after taking into account all other expenses of the Company including taxes, as computed in accordance with generally accepted accounting principles as in effect for the Company's fiscal year ending December 31, 1995, without regard to any changes thereto. For purposes of the foregoing computation, extraordinary items, whether gains or losses, shall also not be taken into account. In addition, for purposes of the foregoing computation, discontinued operations, restructuring costs and all acquisitions and disposition, as computed in accordance with generally accepted accounting principles as in effect for the Company's fiscal year ending December 31, 1995, without regard to any changes thereto, shall be taken into account.

     Option Agreement. Any written agreement, contract or other instrument or document evidencing any Option granted under the Plan.

     Participant.  The Chief Executive Officer of the Company.

     Performance Bonus.  The right to receive a cash payment pursuant to Section
4.1 of the Plan.

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


     Performance Period. The period which coincides with the Company's fiscal year.

     Performance Threshold. The Company's Return on Equity must be at least twelve percent (12%) for the Performance Period for which bonuses are being paid.

     Plan. This GREEN TREE FINANCIAL CORPORATION CHIEF EXECUTIVE CASH BONUS AND STOCK OPTION PLAN.

     Return on Equity or ROE. With respect to each Performance Period, the Company's return on equity is a percentage computed as the Company's Net Income divided by the Company's "equity." As used herein, Net Income shall be computed as provided for above and with respect to each Performance Period, and "equity" for each Performance Period shall be computed as of the last day of the immediately preceding year-end, as computed in accordance with generally accepted accounting principles as in effect for the Company's fiscal year ending December 31, 1995, without regard to any changes thereto. The same principles used in the computation of Net Income shall also be taken into account in computing ROE.

     Shares. The shares of Common Stock, $.01 par value, of the Company or such other securities or property as may become subject to Options pursuant to an adjustment made under Section 3.3 of the Plan.

     SECTION 2.  Administration.

          2.1 Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, including without limitation the provisions of Section 162(m) of the Code, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by each Option;
(iv) determine the terms and conditions of any Award; (v) amend the terms and conditions of any Award and accelerate the exercisability of Options or the lapse of restrictions relating to any Awards; (vi) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;
(vii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

          2.2 Determinations made prior to each Performance Period. Not later than 90 days after the beginning of each Performance Period, the Committee shall designate Participants, in addition to the Chief Executive Officer, who are to receive Performance Bonuses for that Performance Period.

          2.3 Certification. Following the close of each Performance Period and prior to payment of any bonus under the Plan, the Committee must certify in writing that the Performance Threshold has been attained and as to the computation of the Performance Bonus provided for in Section 4.1 hereof.

          2.4 Stockholder Approval. The material terms of this Plan shall be disclosed to and approved by the stockholders of the Company at the Company's 1996 annual meeting of stockholders in accordance with Section 162(m) of the Code. No Performance Bonus shall be paid under this Plan unless such stockholder approval has been obtained.

     SECTION 3.  Options.

          3.1 Grant. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

               (a) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the fair market value of a Share on the date of grant of such Option as reasonably determined by the Committee.

               (b) Option Term. The term of each Option shall be fixed by the Committee.

               (c) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

          3.2 Shares Available. Subject to adjustment as provided in Section 3.3, the number of Shares available for granting Options under the Plan shall be 2,000,000. Shares to be issued under the Plan may be either Shares reacquired and held in the treasury or authorized but unissued Shares. If any Shares covered by an Option are not purchased or are forfeited, or if an Option otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Option, to the extent of any such forfeiture or termination, shall again be available for granting Options under the Plan.

          3.3 Adjustment. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Options, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Options and (iii) the purchase or exercise price with respect to any Options; provided, however, that the number of Shares covered by any Option or to which such Options relates shall always be a whole number.

          3.4 Withholding. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Option, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of such Option with a fair market value, as reasonably determined by the Committee, equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of such Option with such a fair market value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

          3.5 Option Limitation. No Participant may be granted Options for more than 2,000,000 Shares in any calendar year beginning with the period commencing January 1, 1996. The foregoing annual limitation specifically includes the grant of any Option representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

     SECTION 4.  Performance Bonus.

          4.1 Formula. Subject to the terms and conditions of the Plan, including stockholder approval, the Chief Executive Officer of the Company shall receive a cash, performance bonus for each Performance Period commencing January 1, 1997, in an amount equal to two and one-half percent (2.5%) of the difference (but not less than zero) between (i) the Company's Net Income for that Performance Period, and (ii) that amount which is equal to the amount of Net Income which results in an ROE which is equal to the Performance Threshold.

          4.2  Limitations.

          (a) No payment if Performance Threshold not achieved. In no event shall any Participant receive a Performance Bonus hereunder if the Company Performance Threshold is not achieved during the Performance Period.

          (b) Committee may reduce bonus payment. With respect to any Participant except for the Chief Executive Officer in office as of the date of adoption of the Plan, the Committee retains sole discretion to reduce the amount of any bonus otherwise payable under this Plan.

     SECTION 5.  Benefit Payments.

          5.1 Time and Form of Payments. Subject to any deferred compensation election pursuant to any such plans of the Company applicable hereto, benefits shall be paid to the Participant in a single lump sum cash payment as soon as administratively feasible after the Committee has certified the Company's Net Income and the Performance Threshold for that Performance Period.

          5.2 Nontransferability. Participants and beneficiaries shall not have the right to assign, encumber or otherwise anticipate the payments to be made under this Plan, and the benefits provided hereunder shall not be subject to seizure for payment of any debts or judgments against any Participant or any beneficiary.

          5.3 Tax Withholding. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant.

     SECTION 6.  General Terms of Awards.

          (a) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

          (b) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

          (c) Limits on Transfer of Awards. No Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award or right under any Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

          (d) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee.

          (e) Restrictions; Securities Exchange Listing. All certificates for Shares or other securities delivered under the Plan pursuant to the exercise of any Option shall be subject to such stop transfer orders and other reasonable restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Option unless and until such Shares or other securities have been admitted for trading on such securities exchange. The Committee shall provide for the registration of the securities covered by the Option pursuant to Form S-8.

     SECTION 7. Amendment and Termination; Adjustments. Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award or in the Plan:

               (a) Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

                    (i) would cause Rule 16b-3 to become unavailable with respect to the Plan; or

                    (ii) would violate the rules or regulations of the New York Stock Exchange, any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable to the Company.

               (b) Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise herein provided.

                 (c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

       SECTION 8.  Miscellaneous.

            8.1 Effective Date. The Plan shall be effective as of February 9, 1996, subject to its approval by the stockholders of the Company, and no payments shall be made pursuant to any Performance Bonus granted pursuant to the Plan until after the Plan has been approved by the stockholders of the Company; provided, however, that (i) a Stock Option may be granted pursuant to the Plan at any time on or after the Effective Date, subject to such stockholder approval; and, (ii) the first Performance Period for which a Performance Bonus may be granted shall be for the Company's fiscal year ending December 31, 1997.

            8.2 Term of the Plan. The Plan shall continue until December 31, 2006, unless sooner discontinued or terminated by the Committee.

            8.3 Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

            8.4 Applicability to Successors. This Plan shall be binding upon and inure to the benefit of the Company and each Participant, the successors and assigns of the Company, and the beneficiaries, personal representatives and heirs of each Participant. If the Company becomes a party to any merger, consolidation or reorganization, this Plan shall remain in full force and effect as an obligation of the Company or its successors in interest.

            8.5 Employment Rights and Other Benefit Programs. The provisions of this Plan shall not give any Participant any right to be retained in the employment of the Company. In the absence of any specific agreement to the contrary, this Plan shall not affect any right of the Company, or of any affiliate of the Company, to terminate, with or without cause, the participant's employment at any time. This Plan is in addition to, and not in lieu of, any other employee benefit plan or program in which any Participant may be or become eligible to participate by reason of employment with the Company. Receipt of benefits hereunder shall have such effect on contributions to and benefits under such other plans or programs as the provisions of each such other plan or program may specify.

            8.6 No Rights to Awards. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

            8.7 No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

            8.8 No Trust or Fund Created. This Plan shall not create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any affiliate pursuant to this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company or of any affiliate.

            8.9 Governing Law. The validity, construction and effect of the Plan or any bonus payable under the Plan shall be determined in accordance with the internal laws, and not the laws of conflicts, of the State of Minnesota.


            8.10 Severability. If any provision of the Plan is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan, such provision shall be stricken as to such jurisdiction, and the remainder of the Plan shall remain in full force and effect.

            8.11. Qualified Performance-Based Compensation. All of the terms and conditions of the Plan shall be interpreted in such a fashion as to qualify all compensation paid hereunder as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

                       GREEN TREE FINANCIAL CORPORATION
                            STOCK OPTION AGREEMENT

            THIS AGREEMENT, made as of the 9th day of February, 1996, by and between Green Tree Financial Corporation, a Delaware corporation (the "Company"), and Lawrence M. Coss ("Employee"),

            WITNESSETH, THAT:

            WHEREAS, pursuant to the Green Tree Financial Corporation Chief Executive Cash Bonus and Stock Option Plan (the "Chief Executive Cash Bonus and Stock Option Plan"), the Company wishes to grant this stock option to Employee.

            NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

       1.   Grant of Option.

            Subject to stockholder approval, the Company hereby grants to Employee, on the date set forth above, the right and option (hereinafter called "the option") to purchase all or any part of an aggregate of two million shares of Common Stock, par value $0.01 per share, at the price of $30.875 per share on the terms and conditions set forth herein. This option is not intended to be an incentive stock option within the meaning of Section 422 (formerly Section 422A) of the Internal Revenue Code of 1986, as amended (the "Code").

       2.   Duration and Exercisability.

            (a) Except as provided in paragraph (c) below, this option may not be exercised by Employee until January 1, 1997, and this option shall in all events terminate ten (10) years after the date of grant. Subject to the other terms and conditions set forth herein, this option may be exercised by Employee in cumulative installments as follows:

                                           Cumulative percentage
            On or after each of            of shares as to which
            the following dates            option is exercisable
            -------------------            ---------------------

            December 31, 1997                    20%
            December 31, 1998                    40%
            December 31, 1999                    60%
            December 31, 2000                    80%
            December 31, 2001                   100%

            (b) During the lifetime of Employee, the option shall be exercisable only by Employee and shall not be assignable or transferable by Employee, other than by will or the laws of descent and distribution.

            (c) Notwithstanding the installment exercise provision set forth in paragraph (a) above and subject to the other terms and conditions set forth herein, this option may be exercised as to 100% of the shares of Common Stock of the Company for which this option was granted on the date of a "change of control" as hereinafter defined, provided that the date of such change of control is on or after January 1, 1997. A "change of control" shall mean any of the following:

            (i) A public announcement that any person has acquired or has the right to acquire beneficial ownership of 51% or more of the then outstanding shares of Common Stock of the Company and, for this purpose, the terms "person" and "beneficial ownership" shall have the meanings provided in Section 13(d) of the Securities and Exchange Act of 1934 or related rules promulgated by the Securities and Exchange Commission.

            (ii) The commencement of or public announcement of an intention to make a tender or exchange offer for 51% or more of the then outstanding shares of the Common Stock of the Company.

            (iii) The Compensation Committee of the Board of Directors of the Company, in its sole and absolute discretion, determines that there has been a sufficient change in the stock ownership of the Company to constitute a change in control of the Company.

            (d) Notwithstanding the foregoing, this option shall not be exercisable during any dispute relating to termination of the Employee pursuant to Article VI(d) of the Employment Agreement dated as of February 9, 1996 between the Company and the Employee (the "Employment Agreement").

       3.   Effect of Termination of Employment.

            (a) If Employee shall cease to be employed by the Company on or after January 1, 1997 but prior to January 1, 1999 as a result of Employee's voluntary retirement, Employee shall have the right to exercise the option at any time during the remaining term of the option to the extent of 50% of the full number of shares subject to the option. If Employee shall cease to be employed by the Company on or after January 1, 1999 pursuant to Articles VI(a) or (f) of the Employment Agreement, Employee shall have the right to exercise the option at any time during the remaining term of the option to the extent of 100% of the number of shares subject to the option.

            (b)  If Employee's employment is terminated at any time pursuant to
  Article VI(c) or (e) of the Employment Agreement, then Employee shall have the right to exercise the option at any time during the remaining term of the option to the extent of 100% of the number of shares subject to the option.

            (c) If Employee shall, on or after January 1, 1997, (i) die while in the employ of the Company or within two years after termination of employment for any reason other than serious misconduct, or (ii) become disabled (as defined in the Employment Agreement) while in the employ of the Company, and Employee shall not have fully exercised the option, such option may be exercised at any time within two years after Employee's death or disability by the personal representatives or administrators, or if applicable guardian, of Employee or by any person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, to the extent of the full number of shares subject to the option, provided that no option shall be exercisable after the expiration of the term of the option.

            (d) In the event that Employee shall cease to be employed by the Company by reason of Employee's serious misconduct (as defined in the Employment Agreement) during the course of employment, pursuant to Article VI(d) of the Employment Agreement, the option shall be terminated as of the date of final termination pursuant to such Article VI(d).

       4.   Manner of Exercise.

            (a) The option can be exercised only by Employee or other proper party by delivering within the option period written notice to the Company at its principal office. The notice shall state the number of shares as to which the option is being exercised and be accompanied by payment in full of the option price for all shares designated in the notice.

            (b) Employee may pay the option price in cash, by check (bank check, certified check or personal check), by money order, or with the approval of the Company (i) by delivering to the Company for cancellation Common Stock of the Company with a fair market value as of the date of exercise equal to the option price or the portion thereof being paid by tendering such shares, or (ii) by delivering to the Company a combination of cash and Common Stock of the Company with an aggregate fair market value equal to the option price; provided, however, that Employee shall not be entitled to tender shares of the Company's Common Stock pursuant to successive, substantially simultaneous exercises of this option or any other stock option of the Company. For these purposes, the fair market value of the Company's Common Stock as of any date shall be as reasonably determined by the Company but shall not be less than (i) the closing price of the stock as reported for composite transactions, if the Common Stock is then traded on a national securities exchange, (ii) the last sale price if the Common Stock is then quoted on the NASDAQ National Market System or (iii) the average of the closing representative bid and asked prices of the Common Stock as reported on NASDAQ on the date as of which fair market value is being determined if the Common Stock is then quoted on NASDAQ.

       5.   Miscellaneous.

            (a) This option is issued pursuant to the Chief Executive Cash Bonus and Stock Option Plan and is subject to its terms. The terms of the Plan are available for inspection during business hours at the principal offices of the Company.

            (b) This Agreement shall not confer on Employee any right with respect to continuance of employment by the Company or any of its subsidiaries, nor will it interfere in any way with the right of the Company to terminate such employment at any time.

Employee shall have none of the rights of a shareholder with respect to shares subject to this option until such shares shall have been issued to Employee upon exercise of this option.

            (c) The exercise of all or any parts of this option shall only be effective at such time that the sale of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws.

            (d) If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure of the Company, and all or any portion of the option shall then be unexercised and not yet expired, then appropriate adjustments in the outstanding option shall be made by the Company, in order to prevent dilution or enlargement of option rights. Such adjustments shall include, where appropriate, changes in the number of shares of Common Stock and the price per share subject to the outstanding option.

            (e) The Company shall at all times during the term of the option reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.

            (f) In order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it upon the exercise of the option, and in order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collected from Employee. Employee may elect to satisfy his federal and state income tax withholding obligations upon exercise of this option by (i) having the Company withhold a portion of the shares of Common Stock otherwise to be delivered upon exercise of such option having a fair market value equal to the amount of federal and state income tax required to be withheld upon such exercise, in accordance with the rules of the Committee, or (ii) delivering to the Company shares of its Common Stock other than the shares issuable upon exercise of such option with a fair market value equal to such taxes, in accordance with the rules of the Committee.

            (g) The Company shall register the shares of Common Stock subject to the option pursuant to Form S-8 of the Securities and Exchange Commission, promptly after the execution of this option.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                       GREEN TREE FINANCIAL CORPORATION

                                       By //s// Robert D. Potts
                                       -------------------------------------
                                       Its President

                                       //s// Lawrence M. Coss
                                       --------------------------------------
                                       Lawrence M. Coss